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                                POWER OF ATTORNEY

     The undersigned Trustees and officers of Prudential Municipal Bond Fund hereby hereby constitute, appoint and authorize Deborah A. Docs and William V. Healey or either of them, as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.


/s/ Eugene C. Dorsey                    /s/ David R. Odenath, Jr.
-----------------------------------     ----------------------------------------
Eugene C. Dorsey, Trustee               David R. Odenath, Jr., President and
                                        Trustee


/s/ Delayne Dedrick Gold                /s/ Richard A. Redeker
-----------------------------------     ----------------------------------------
Delayne Dedrick Gold, Trustee           Richard A. Redeker, Trustee


/s/ Robert F. Gunia                     /s/ Judy A. Rice
-----------------------------------     ----------------------------------------
Robert F. Gunia, Vice President         Judy A. Rice, Vice President and
and Trustee                             Trustee


/s/ Thomas T. Mooney                    /s/ Nancy H. Teeters
-----------------------------------     ----------------------------------------
Thomas T. Mooney, Trustee               Nancy H. Teeters, Trustee


/s/ Stephen P. Munn                     /s/ Louis A. Weil
-----------------------------------     ----------------------------------------
Stephen P. Munn, Trustee                Louis A. Weil, III, Trustee


/s/ Grace C. Torres
-----------------------------------
Grace C. Torres, Treasurer and
Principal Financial and Accounting
Officer



Dated:  November 29, 2001